UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2012

TE CONNECTIVITY LTD.
(Exact Name of Registrant as Specified in its Charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260
(Commission File Number)

Rheinstrasse 20

CH-8200 Schaffhausen
Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

The information disclosed in Item 7.01 of this Current Report on Form 8-K is furnished and incorporated by reference in this Item 2.02.  The financial information referred to therein is furnished as Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3 to this report and incorporated by reference in this Item 2.02.

Item 7.01.  Regulation FD Disclosure

On April 9, 2012, TE Connectivity Ltd. (the “Company”) entered into a definitive agreement to sell its Touch Solutions business for $380 million in cash.  In addition, the Company has entered into a definitive agreement to divest its TE Professional Services business (“TPS”) for $23.5 million.  The sale of the Touch Solutions business is subject to customary regulatory approvals.  Both transactions are expected to close in the Company’s third quarter of fiscal 2012.  The Touch Solutions and TPS businesses met the held for sale and discontinued operation reporting criteria and will be included in discontinued operations in the second quarter of fiscal 2012.  The Company has reclassified amounts previously reported to reflect these businesses in discontinued operations in all periods presented.  Prior to reclassification to held for sale, the Touch Solutions business was reported in the Company’s Communications and Industrial Solutions segment, and the TPS business was reported in the Company’s Network Solutions segment.

The unaudited financial information furnished with this report and incorporated by reference include the consolidated statements of operations, the consolidated segment results, and the reconciliation of non-GAAP financial measures to GAAP financial measures of the Company for the fiscal quarters ended December 30, 2011, September 30, 2011, June 24, 2011, March 25, 2011, and December 24, 2010, and for the fiscal years ended September 30, 2011 and September 24, 2010.

Non-GAAP Measures

Certain of the financial information contains Non-GAAP (U.S. generally accepted accounting principles) financial measures, which are reconciled to GAAP financial measures contained therein.  The non-GAAP measures used therein, which should not be considered replacements for GAAP results, include “Adjusted Operating Income,” “Adjusted Operating Margin,” “Adjusted Other Income, Net,” “Adjusted Income Tax Expense,” “Adjusted Income from Continuing Operations,” and “Adjusted Earnings Per Share.”

The Company presents operating income before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any (“Adjusted Operating Income”).  The Company utilizes Adjusted Operating Income to assess segment level core operating performance and to provide insight to management in evaluating segment operating plan execution and underlying market conditions.  It also is a significant component in the Company’s incentive compensation plans.  Adjusted Operating Income is a useful measure for investors because it provides insight into the Company’s underlying operating results, trends, and the comparability of these results between periods.  The difference between Adjusted Operating Income and operating income (the most comparable GAAP measure) consists of the impact of charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any, that may mask the underlying operating results and/or business trends.  The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease the Company’s reported operating income.  This limitation is best addressed by using Adjusted Operating Income in combination with operating income (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results.

The Company presents operating margin before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any (“Adjusted Operating Margin”).  The Company presents Adjusted Operating Margin before special items to give investors a perspective on the underlying business results.  It also is a significant component in the Company’s incentive compensation plans.  This measure should be considered in conjunction with operating margin calculated using the Company’s GAAP results in order to understand the amounts, character and impact of adjustments to operating margin.

The Company presents other income, net before special items including tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, if any (“Adjusted Other Income, Net”).  The Company presents Adjusted Other Income, Net as it believes that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP.  The difference between Adjusted Other Income, Net and other income, net (the most comparable GAAP measure) consists of tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, if any.  The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease other income, net.  This limitation is best addressed by using Adjusted Other Income, Net in combination with other income, net (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts.

The Company presents income tax expense after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any (“Adjusted Income Tax Expense”).  The Company presents Adjusted Income Tax Expense to provide investors further information regarding the tax effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below).  The difference between Adjusted Income Tax Expense and income tax expense (the most comparable GAAP measure) is the tax effect of adjusting items and certain significant special tax items, if any.  The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease income tax expense.  This limitation is best addressed by using Adjusted Income Tax Expense in combination with income tax expense (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts.

                The Company presents income from continuing operations attributable to TE Connectivity Ltd. before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects (“Adjusted Income from Continuing Operations”).  The Company presents Adjusted Income from Continuing Operations as it believes that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP.  Adjusted Income from Continuing Operations provides additional information regarding the Company’s underlying operating results, trends and the comparability of these results between periods.  The difference between Adjusted Income from Continuing Operations and income from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) consists of the impact of charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects.  The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease the Company’s reported results.  This limitation is best addressed by using Adjusted Income from Continuing Operations in combination with income from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts.

The Company presents diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. before special items, including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects (“Adjusted Earnings Per Share”).  The Company presents Adjusted Earnings Per Share because it believes that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP.  The Company believes such a measure provides a picture of its results that is more comparable among periods since it excludes the impact of special items, which may recur, but tend to be irregular as to timing, thereby making comparisons between periods more difficult.  It also is a significant component in the Company’s incentive compensation plans.  The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease the Company’s reported results.  This limitation is best addressed by using Adjusted Earnings Per Share in combination with diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results.

Item 9.01.  Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.	Description

99.1

Consolidated Statements of Operations of TE Connectivity Ltd. for the fiscal quarters ended December 30, 2011, September 30, 2011, June 24, 2011, March 25, 2011, and December 24, 2010, and for the fiscal years ended September 30, 2011 and September 24, 2010 (Unaudited)

99.2

Consolidated Segment Results of TE Connectivity Ltd. for the fiscal quarters ended December 30, 2011, September 30, 2011, June 24, 2011, March 25, 2011, and December 24, 2010, and for the fiscal years ended September 30, 2011 and September 24, 2010 (Unaudited)

99.3

Reconciliation of Non-GAAP financial measures to GAAP financial measures of TE Connectivity Ltd. for the fiscal quarters ended December 30, 2011, September 30, 2011, June 24, 2011, March 25, 2011, and December 24, 2010, and for the fiscal years ended September 30, 2011 and September 24, 2010 (Unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TE CONNECTIVITY LTD.
(Registrant)

	By:	/s/ Terrence R. Curtin
Terrence R. Curtin
Executive Vice President and Chief Financial Officer

Date: April 12, 2012